Exhibit 23.2
------------




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             ---------------------------------------------------







We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-46067 and 333-90027), S-4 (Nos. 333-09607
and 333-30645), and S-8 (Nos. 033-55327, 333-22465, 333-30647, 333-47003,
333-77823, 333-38932, 333-38940 and 333-64568) of MasTec, Inc. of our report dated February 18, 2002 relating to the financial statements, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
------------------------------


Miami, Florida
April 3, 2003

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